UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2023

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468-9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Save Foods, Inc. (the “Company”) in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 12, 2023 and July 28, 2023, on July 11, 2023, the Company entered into a stock exchange agreement (the “Agreement”), by and among the Company, Save Foods Ltd., an Israeli company majority-owned by the Company, Yaaran Investments Ltd., an Israeli company (“Yaaran”), and NewCo, a yet-to-be formed Israeli company (“NewCo”, and collectively, the “Parties”), and on July 24, 2023, the Parties entered into the first amendment to the Agreement (the “First Amendment”) whereby the Parties mutually agreed to delay certain closing deliverables set forth in the Agreement as NewCo has not been formed yet but to proceed with the issuance of the Save Foods Exchange Shares (as defined in the Agreement) to Yaaran, as contemplated by the Agreement. On July 27, 2023, the Parties closed the transactions set forth in the Agreement, as amended by the Amendment, and the Company issued 1,561,051 Save Foods Exchange Shares to Yaaran in consideration for the issuance by NewCo to Save Foods Ltd. such number of shares representing 60% of NewCo’s share capital on a fully diluted pre-closing basis (“NewCo Exchange Shares”).

On August 13, 2023, the Parties entered into a second amendment to the Agreement whereby the Parties agreed that upon the formation of NewCo, the NewCo Exchange Shares will be issued to the Company, instead of the Company’s subsidiary, Save Foods Ltd. The Parties are continuing to take steps to form NewCo with the required regulatory entities in the State of Israel and continue to anticipate that such formation will occur in the near term.

The Agreement, the First Amendment and the Second Amendment are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and each is incorporated herein by reference. The foregoing descriptions of the terms of the Agreement, the First Amendment and the Second Amendment are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Stock Exchange Agreement, by and among Save Foods, Inc., Save Foods Ltd., Yaaran Investments Ltd., and NewCo, Ltd., dated July 11, 2023 (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 12, 2023)
10.2	First Amendment, by and among Save Foods, Inc., Save Foods Ltd., Yaaran Investments Ltd., and NewCo, Ltd. dated July 24, 2023 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 28, 2023)
10.3*	Second Amendment, by and among Save Foods, Inc., Save Foods Ltd., Yaaran Investments Ltd., and NewCo, Ltd. dated August 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: August 16, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer